UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021

Baudax Bio, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39101	47-4639500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	BXRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 7, 2021, Baudax Bio, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting), which was adjourned to May 6, 2021 solely with respect to the voting on Proposal 3 below, the approval and adoption of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.01 (the “Common Stock”) (“Proposal 3”). The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting.

Proposal 1 – Election of Class II Directors. Each of William Ashton, Andrew Drechsler and Wayne Weisman were elected to the Board of Directors as Class II directors to serve until the Company’s 2024 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal as follows:

Name	For	Withheld	Broker Non-Votes
William Ashton	13,102,172	2,641,129	21,958,859
Andrew Drechsler	14,256,129	1,487,172	21,958,859
Wayne Weisman	13,237,297	2,506,004	21,958,859

Proposal 2 – Ratification of Independent Registered Public Accountants. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,171,330	1,075,370	455,460	—

Proposal 4 – Adjournment. The adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal 3.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,900,825	5,075,738	725,597	—

Adjournment with Respect to Proposal 3

The Special Meeting was adjourned to May 6, 2021 solely with respect to Proposal 3 in order to provide additional time for shareholders to consider and vote on such proposal. The Annual Meeting will reconvene at 10:00 a.m. Eastern Time on May 6, 2021, virtually at www.virtualshareholdermeeting.com/BXRX2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Baudax Bio, Inc

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	President and Chief Executive Officer

Date: April 8, 2021